UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: March 27, 2010

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4c	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Eric J. Sattler	4/30/2010
Signature of Authorized Individual*	Date

Eric J. Sattler	VP of Finance, Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
	Debtors	Period: March 27, 2010

MONTHLY OPERATING REPORT

Summary of Cases
	Debtor	Case Number

	The Penn Traffic Company, Debtor	09-14078 (PJW)
(1)	Sunrise Properties, Debtor	09-14079 (PJW)
(1)	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
(1)	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1)	No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

MOR-1	Case No. 09-14978 (PJW)
Reporting Period: March 27, 2010
In re: The Penn Traffic Company, et al
   Debtors
2/28 - 3/27 Total Cash Flow
($ in thousands)	W/E	W/E	W/E	W/E	2/28 - 3/27	Cumulative
	3-6-10	3-13-10	3-20-10	3-27-10	Total	to Date

Cash Receipts:

Sales Receipts	$-	$-	$-	$-	$-	$133,805
Other Receipts (A/R Coll./Dep.)	508	756	474	415	2,154	20,816
Miscellaneous Retail Receipts	-	-	-	300	300	22,450
Store Closure/Sale Proceeds	-	-	-	-	-	85,000
Total Receipts	508	756	474	715	2,454	262,072

Cash Disbursements:

Trade Payments:
Product	-	-	-	-	-	88,749
Non-Product	118	102	81	0	301	8,251
Total Trade Payments	118	102	81	0	301	97,000

Operating Expenses:
Store Payroll, Taxes & Benefits	-	-	79	6	85	27,664
Corp. Payroll, Taxes & Benefits	-	46	39	95	180	5,703
Severance/WARN and Retention	-	-	-	-	-	-
Union Benefits	-	-	-	-	-	6,610
401K Plans	-	-	-	-	-	-
Utilities	189	1	-	-	190	3,656
Rent Cam & RE Taxes	-	-	-	-	-	3,433
Insurance Premiums & Claims	-	-	26	-	26	2,568
Capital Expenditures	-	-	-	-	-	186
Sales Tax Payable	-	-	-	-	-	2,681
Store Currency & Coin Orders	-	-	-	-	-	6,492
Other (WUnion/Util. Rmb/Bank fees)	69	2	6	85	162	17,894
Liquidator Expense Reimbursement	-	-	-	-	-	-
Expense Reimbursement	-	-	-	-	-	-
Miscellaneous Expense	-	-	-	48	48	870
Total Operating Expenses	258	49	150	233	691	77,757

Financing Expenses:
Term/Standby LC Interest	-	-	-	-	-	580
Suppl. RE Facility Interest	-	-	-	-	-	373
DIP & Revolver Interest & Fees	-	-	-	-	-	950
Debt Paydown / L/C Collat.	-	-	-	-	-	56,298
Total Non-Operating Expenses	-	-	-	-	-	58,201

Net Operating Cash Flow	133	605	243	482	1,463	29,114

Bankruptcy Expenses:
Deposits/Cash-in-Advance	-	-	-	-	-	3,802
Professional Fees	-	-	165	448	613	2,887
UST Fees	-	-	-	-	-	47
Claims Agent	-	15	97	-	112	663
Cure Costs	510	-	-	-	510	2,435
Funds Transferred to/(from) Cure Cost	(510)	-	-	-	(510)	1,508
Funds Transferred to/(from) Closing Issues	-	-	-	-	-	12,500
Funds Transferred to/(from) Prof Carve Out	-	-	-	1	1	2,279
Funds Transferred to/(from) Escrow	-	-	-	-	-	-
Un-reconciled Cash Flow	-	-	-	-	-	-
Total Bankruptcy Expenses	-	15	262	449	726	26,121

Total Disbursements	376	166	493	683	1,718	259,079

Net Cash Flows	$133	$590	$(19)	$33	$737	$2,993

In re The Penn Traffic Company, et al		Case No. 09-14078 (PJW)
Debtor	MOR 1B	Reporting Period: March 27, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date		Retainer Information
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses	Notes

Donlin Recano		40,000.00	Penn Traffic			40,000.00		40,000.00	-	Partially Paid with Retainer
Donlin Recano	11/1/09 -11/30/09	122,573.75	Penn Traffic	28195676	1/21/2010	91,343.67	31,230.08	131,343.67	31,230.08
Donlin Recano	12/22/2009	4,500.00	Penn Traffic	28274814	12/24/09	-	4,500.00	131,343.67	35,730.08
Donlin Recano	12/1/09 -12/31/09	123,854.43	Penn Traffic	28602926	1/21/2010	105,964.83	17,889.60	237,308.50	53,619.68
Donlin Recano	1/6/10 - 1/8/2010	20,500.00	Penn Traffic	28481927	1/12/10	-	20,500.00	237,308.50	74,119.68
Donlin Recano	1/24/2010	4,150.00	Penn Traffic	0000467A	1/25/2010	-	4,150.00	237,308.50	78,269.68
Donlin Recano	1/1/10 - 1/31/10	276,170.57	Penn Traffic	265117	2/24/2010	243,243.15	32,927.42	480,551.65	111,197.10
Donlin Recano	2/17/2010	3,900.00	Penn Traffic	28943367	2/17/2010	-	3,900.00	480,551.65	115,097.10
Donlin Recano	3/9/10-3/10/10	14,625.00	Penn Traffic	29190692	3/8/2010	14,625.00	-	495,176.65	115,097.10
Donlin Recano	3/15/2010	97,135.82	Penn Traffic	29349310	3/19/2010	97,135.82	-	592,312.47	115,097.10

Conway, Del Genio, Greis	11/18/09 - 11/30/09	66,590.09	Penn Traffic			60,000.00	6,590.09	60,000.00	6,590.09	Paid with Retainer
Conway, Del Genio, Greis	12/1/09 - 12/31/09	162,686.75	Penn Traffic	28865298	2/10/2010	150,000.00	12,686.75	210,000.00	19,276.84	Partially Paid with Retainer
Conway, Del Genio, Greis	1/3/10 - 2/2/10	155,760.20	Penn Traffic	262967	1/7/2010	150,000.00	5,760.20	360,000.00	25,037.04
Conway, Del Genio, Greis	2/3/10 - 3/1/10	163,245.66	Penn Traffic	28865298	2/2/2010	150,000.00	13,245.66	510,000.00	38,282.70
Conway, Del Genio, Greis	3/2/10 - 4/1/10	164,893.51	Penn Traffic	29274664	3/8/2010	150,000.00	14,893.51	660,000.00	53,176.21

Fulbright & Jaworski	11/18/09 - 11/30/09	62,378.72	Penn Traffic	27761495	11/17/2009	49,203.20	874.72	49,203.20	874.72	Partially Paid with Retainer
Fulbright & Jaworski	12/1/09 -12/31/09	97,457.23	Penn Traffic	28944754	2/17/2010	76,684.60	1,601.48	125,887.80	2,476.20
Fulbright & Jaworski	1/1/10 - 1/31/10	77,812.61	Penn Traffic	293635352	3/22/2010	59,992.20	2,822.36	185,880.00	5,298.56

Otterbourg, Steindler, Houston	12/2/09 - 12/31/09	348,408.72	Penn Traffic	29055915	2/25/2010	276,294.00	3,041.22	276,294.00	3,041.22
Otterbourg, Steindler, Houston	1/1/10 - 1/31/10	306,265.83	Penn Traffic	29363581	3/22/2010	237,465.60	9,433.83	513,759.60	12,475.05

Haynes and Boone	11/18/09 - 11/30/10	286,068.80	Penn Traffic			224,657.20	5,247.30	224,657.20	5,247.30	Paid with Retainer
Haynes and Boone	12/1/09 - 12/31/10	623,695.12	Penn Traffic	29517366	4/1/2010	492,994.40	7,452.12	717,651.60	12,699.42	Partially Paid with Retainer

Morris, Nichols, Arsht & Tunnell	11/18/09 - 11/30/09	58,869.13	Penn Traffic			37,213.60	12,352.13	37,213.60	12,352.13	Paid with Retainer
Morris, Nichols, Arsht & Tunnell	12/1/09 - 12/31/10	119,798.11	Penn Traffic	29396065	3/24/2010	92,043.60	4,743.61	129,257.20	17,095.74	Partially Paid with Retainer

Stevens & Lee	12/2/09 - 12/31/09	99,314.75	Penn Traffic	29396150	3/24/2010	78,304.40	1,434.25	78,304.40	1,434.25
Stevens & Lee	1/1/10 - 1/31/10	76,199.69	Penn Traffic	29396150	3/24/2010	59,384.00	1,969.69	137,688.40	3,403.94

FTI Consulting	12/2/09 - 12/31/09	183,921.14	Penn Traffic	29517307	4/1/2010	146,471.20	832.14	146,471.20	832.14

Total		3,760,775.63				3,083,020.47	220,078.16	3,083,020.47	220,078.16

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: March 27, 2010
MOR 2
Consolidated Statement of Operations
(In thousands)
Unaudited

	Penn	Commander	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$20	$-	$-		$-		$20

Cost and Operating Expenses
Cost of sales	236	-					236
Selling and administrative expenses (2)	(688)	118				-	(570)
Asset impairment charge	-	-	-	-	-	-	-
Goodwill impairment charge	-	-	-	-	-	-	-

Operating Income	473	(118)	-	-	-	-	355

Interest expense	28	-	-	-	-	-	28
Reorganization expense	947	-	-	-	-	-	947

(Loss) Income from continuing operations before taxes	(502)	(118)	-	-	-	-	(620)
Provision for income taxes	-	-	-	-	-	-	-

(Loss) Income before loss from discontinued operations, net of tax	(502)	(118)	-	-	-	-	(620)

(Loss) income from discontinued operations, net of tax	0	-	-	-		-	0

(Loss) Income before extraordinary item	(502)	(118)	-	-	-	-	(620)

Extraordinary item	-	-	-	-	-	-	-

Net (Loss) Income	$(502)	$(118)	$-	$-	$-	$-	$(620)

(1) The following legal entities: Big M Supermarkets, Inc., Commander Foods,Inc., P&C Food Markets, Inc of Vermont, and PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period of February 28, 2010 through March 28, 2010 for these entities.
(2) SGA Expenses include some gains on sale of assets

In re: The Penn Traffic Company, et al	Csae No. 09-14078 (PJW)
Debtors	Reporting Period: March 27, 2010
MOR 3
Consolidated Balance Sheet
As of February 27, 2010
Unaudited
(In Thousands)

	Penn	Commander		Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Big M	Express	Curtiss	Properties	Eliminations	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	37,822	-	-	-	-	-	-	37,822
Accounts and notes receivables	17,369	-	-	194	-	-	-	17,563
Inventories	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	1,544	-	-	-	-	-	-	1,544
Assets Held for Sale	-	-	-	-	-	-	-	-
	56,735	-	-	194	-	-	-	56,929

Noncurrent Assets:
Capital leases	-	-	-	-	-	-	-	-
Property, plant and equipment	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Intangible assets	-	-	-	-	-	-	-	-
Other assets (1)	55,466	-	-	-	-	-	-	55,466
	112,201	-	-	194	-	-	-	112,395

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-
Current maturities under long-term debt	-	-	-	-	-	-	-	-
Trade account and drafts payables	33	-	-	-	-	-	-	33
Other current liabilities	14,575	32	-	-	-	-	-	14,607
Accrued interest expense	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
	14,608	32	-	-	-	-	-	14,640

Intercompany payables	3,535	-	-	-	-	-	-	3,535

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-	-
Long-term debt	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
Other noncurrent liabilities	16,445	-	-	-	-	-	-	16,445

Total Liabilities Subject to Compromise (1)	81,787	-	-	-	2,609	-	-	84,396

Stockholders' Equity:
Preferred stock	(20)	-	-	-	20	-	-	-
Common Stock	36	-	20	1	30	1	-	88
Capital in excess of par	128,246	-	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-	-
Retained Earnings	(132,166)	(32)	(20)	193	(2,659)	(1)	-	(134,685)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	-	(270)
Treasury stock, 53,000 shares at cost	-	-	-	-	-	-	-	-
Total Stockholders Equity	(4,174)	(32)	-	194	(2,609)	-	-	(6,621)

	112,201	-	-	194	-	-	-	112,395

 (1) Balance does not include any contingent claims such as multi-employer pension plans that is expected to increase the liabilities above the value of any assets of the company.

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: March 27, 2010

MOR 4
Status of Post Petition Taxes

		02/27/10					03/27/10
		Beginning	Amount Withheld	Amount	Date	Check No.	Ending
		Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability

	Federal
242300	Withholding	(221,199)	(334,934)	489,369			(66,764)
					03/01/10	274046000257572
					03/03/10	274046200748198
					03/03/10	274046200910103
					03/08/10	274046700992671
					03/10/10	274046900389643
					03/10/10	274046900939132
					03/15/10	274047400763171
					03/17/10	274047600271265
					03/22/10	274048100734791
					03/24/10	274048300477489

242001	FICA -Employee	(180,820)	(250,530)	379,778			(51,572)
					03/01/10	274046000257572
					03/03/10	274046200748198
					03/03/10	274046200910103
					03/08/10	274046700992671
					03/10/10	274046900389643
					03/10/10	274046900939132
					03/15/10	274047400763171
					03/17/10	274047600271265
					03/22/10	274048100734791
					03/24/10	274048300477489

242000	FICA -Employer	(272,637)	(208,967)	380,526			(101,078)
					03/01/10	274046000257572
					03/03/10	274046200748198
					03/03/10	274046200910103
					03/08/10	274046700992671
					03/10/10	274046900389643
					03/10/10	274046900939132
					03/15/10	274047400763171
					03/17/10	274047600271265
					03/22/10	274048100734791
					03/24/10	274048300477489

	Totals	(674,656)	(794,431)	1,249,673			(219,414)

242100	Unemployment	(150,197)	(9,826)				(160,023)

	Income
	Other
	Total Federal Taxes	(824,853)	(804,257)	1,249,673			(379,437)

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: March 27, 2010

MOR 4
Status of Post Petition Taxes

		02/27/10					03/27/10
		Beginning	Amount Withheld	Amount	Date	Check No.	Ending
		Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability

	State
242452	Withholding- PA	(38,043)	(24,004)	54,093			(7,954)
					03/03/10	1300027300418
					03/03/10	1300027305689
					03/18/10	1300027453536
					03/18/10	1300027458972

242456	Withholding- VT	(697)	(2,019)	2,285			(431)
					03/03/10	613426
					03/10/10	684124
					03/17/10	753593
					03/24/10	823480

242450	Withholding- NY	(71,080)	(105,176)	156,193			(20,063)
					03/03/10	NY10WT001889034
					03/03/10	NY10WT001889024
					03/10/10	NY10WT001900660
					03/10/10	NY10WT001900676
					03/17/10	NY10WT001912220
					03/17/10	Ck # 1164
					03/24/10	NY10WT001922884
					03/24/10	NY10WT001922891
					03/24/10	Ck # 1526
					03/30/10	Ck # 1991
	Total State Withholding	(109,820)	(131,199)	212,571			(28,448)

	Local Taxes
242552	Local -EIT	(44,924)	(6,261)				(51,185)
242900	Local -LST	(8,627)	(1,415)				(10,042)

	Total Local Taxes	(53,551)	(7,676)	-			(61,227)

	Sales
242650 + 242750	Sales - NY	(76)					(76)
242652 + 242752	Sales - PA	(1,932)	1,932				-
242651	Sales - OH	(2,372)	2,254				(118)
242656 + 242756	Sales - VT	-					-

	Total Sales Tax	(4,380)	4,186	-			(194)

	Excise
242250	Unemployment - NY	(318,677)	(25,653)				(344,330)

242252	Unemployment - PA	(374,400)	(31,950)				(406,350)

242256	Unemployment - VT	(4,729)	(713)				(5,442)
242257	Unemployment - NH	(1,189)	(708)				(1,897)
243100	Real property	(12,632)	(1,977)				(14,609)
243500	Tobacco	73,752					73,752

	Total Excise	(637,875)	(61,001)	-			(698,876)

	Other
242856	Meals and Room - VT	-		-			-

242857	Meals and Room - NH	-		-			-
243200	Mercantile Tax	(14,184)					(14,184)

	Total Other	(14,184)	-	-			(14,184)

	Total Taxes	(1,644,663)	(999,947)	1,462,244			(1,182,366)

In re:	The Penn Traffic Company et al	Case No. 09-14978 (PJW)
	Debtors	Reporting Period: March 27, 2010

MOR 4b
SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	32,590					32,590
Wages Payable	1,219,041					1,219,041
Taxes Payable	1,182,366					1,182,366
Rent/Leases-Building				73,084		73,084
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees	4,807,279					4,807,279
Amounts Due to Insiders						0
Other Accrued Liabilities	3,691,115					3,691,115
Other:__________________________						0
Total Postpetition Debts	10,932,391	0	0	73,084	0	11,005,475

In re	The Penn Traffic Company	Case N09 -14078 (PJW)
	Debtor	Reporting Per March 27, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$18,351,673
+ Amounts billed during the period (Aged)	$2,151,775
- Amounts collected during the period (Aged)	$5,758,073
- Amounts collected during the period (Not Aged)	$-
+ Amounts billed during the period (Not Aged)	$2,623,650
Total Accounts Receivable at the end of the reporting period	$17,369,024

Accounts Receivable Aging	Amount
0 - 30 days old	$368,729
31 - 90 days old	$2,018,999
91 - 180 days old	$2,242,451
181 - 365 days old	$180,006
365 + days old	$579,512
Subtotal Aged Accounts Receivable	$5,389,696
Accounts Receivable Not Aged	$13,922,169
Total Accounts Receivable	$19,311,865
-Amount considered uncollectible (Bad Debt)	$1,942,841
Accounts Receivable (Net)	$17,369,024

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

In re	Pennway Express, Inc.	Case N09 -14080 (PJW)
	Debtor	Reporting Per March 27, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$349,909
+ Amounts billed during the period	$-
- Amounts collected during the period	$155,971
Total Accounts Receivable at the end of the reporting period	$193,938

Accounts Receivable Aging	Amount
0 - 30 days old	$-
31 - 90 days old	$57,701
91 - 180 days old	$56,651
181 - 365 days old	$57,975
365 + days old	$21,611
Subtotal Aged Accounts Receivable	$193,938
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$193,938
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$193,938

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X